SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A

                                  Amendment #1


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 2, 1998




                          BODDIE-NOELL PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)



Maryland                             1-9496                     56-1574675
(State of incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)



                3850 One First Union Center, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100












                                                 Total number of pages: 20

Item 2.  Acquisition or Disposition of Assets

ALLERTON PLACE APARTMENTS, GREENSBORO, NORTH CAROLINA, AND
SUMMERLYN PLACE APARTMENTS, BURLINGTON, NORTH CAROLINA


       Effective September 9, 1998, Boddie-Noell Properties, Inc. acquired Allerton Place Apartments for a contract price of $15.8 million, as follows:

       - We issued 99,334 partnership units in Boddie-Noell Properties Limited Partnership, which we refer to as the Operating Partnership. The partnership units' imputed value was $1.3 million.
       -  We made cash payments to certain owners totaling $1.4 million.
       - We made cash payments to retire existing mortgages and other liabilities related to the community totaling $13.1 million

       On September 17, 1998, we applied $10.3 million proceeds from a fixed-rate loan by AMRESCO Capital, LP, to retire the existing loan obligations. A deed of trust and assignment of rents of Allerton Place Apartments secure the new loan. The note payable provides for interest at 6.345% payable in monthly installments of interest only of approximately $54,000 and matures in 2008. The balance of funds required for the acquisition came from operating cash and draws on our revolving line of credit.

       We incurred other direct costs of approximately $225,000 to acquire Allerton Place.

       Effective September 2, 1998, we acquired Summerlyn Place Apartments for a contract price of $10.2 million, as follows:

       - We issued 100,588 Operating Partnership units with an imputed value of $1.3 million.
       - We made cash payments to retire existing mortgages and other liabilities related to the community totaling $8.9 million.

       On September 10, 1998, we applied $6.6 million proceeds from a fixed-rate loan from AMRESCO Capital, LP, to retire the existing loan obligations. A deed of trust and assignment of rents of Summerlyn Place Apartments secure the new loan. The note payable provides for interest at 6.64% payable in monthly installments of interest only of approximately $37,000 and matures in 2008. The balance of funds required for the Summerlyn Place acquisition came from operating cash and draws on our revolving line of credit.

       We incurred other direct costs of approximately $164,000 to acquire Summerlyn Place.

       Allerton Place is located in Greensboro, North Carolina and contains 228 one-, two- and three-bedroom apartments. Summerlyn Place is located in Burlington, North Carolina and contains 140 one-, two- and three-bedroom apartments.

       We acquired Allerton Place and Summerlyn Place under our September 1997 agreement with Paul and James Chrysson and certain of their affiliates. We refer to this group as the "Chrysson Parties." We previously acquired four apartment communities containing 880 apartment units in December 1997 under this acquisition agreement with the Chrysson Parties. The Chrysson Parties are still developing one other apartment community containing 108 apartment units that we plan to acquire under this acquisition agreement.

MADISON HALL APARTMENTS, WINSTON-SALEM, NORTH CAROLINA

       Effective August 22, 1998, we acquired Madison Hall Apartments from Hawk Properties, LLC, for a contract price of $6.3 million, as follows:

       - We issued 36,667 Operating Partnership units with an imputed value of $550,000.
       - We will issue an additional 36,666 Operating Partnership units with an imputed value of $550,000 in August 1999.
       - We made cash payments to retire existing mortgages and other liabilities related to the community totaling $5.2 million

       On August 28, 1998, we applied $4.2 million proceeds from a fixed-rate loan from AMRESCO Capital, LP, to retire the existing loan obligations. A deed of trust and assignment of rents of Madison Hall Apartments secure the new loan. The note payable provides for interest at 6.65% payable in monthly installments of interest only of approximately $24,000 and matures in 2008. The balance of funds required for the Madison Hall acquisition came from operating cash and draws on our revolving line of credit.

       We incurred other direct costs of approximately $106,000 to acquire Madison Hall.

       Madison Hall is located in Winston-Salem, North Carolina and contains 128 one- and two-bedroom apartments.

       In conjunction with these three acquisitions, we made draws on our revolving line of credit totaling $7.2 million.



       We are a self-administered and self-managed real estate investment trust that owns and operates apartment communities in North Carolina and Virginia. With the acquisitions of Madison Hall, Summerlyn Place and Allerton Place, we currently own and operate 14 apartment communities containing 3,188 units, and have the right to acquire one additional apartment community containing 108 units. We also own 47 restaurant properties, which we lease to a third party under a master lease on a triple-net basis. In addition, we manage five other apartment communities through an unconsolidated subsidiary. Our executive offices are located at 3850 One First Union Center, Charlotte, North Carolina 28202-6032, telephone 704/944-0100.

       We are structured as an UPREIT, or umbrella partnership real estate investment trust. We are the sole general partner and own a controlling interest in the Operating Partnership, through which we conduct all of our operations.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial Statements of Businesses Acquired.

       Pages 6-9      Madison Hall Property Audited Statements of Revenue
                      and Certain Operating Expenses for the Year ended
                      December 31, 1997

       Pages 10-13    Summerlyn Place Property Audited Statements of
                      Revenue and Certain Operating Expenses for the period from October 1, 1997 (inception) to December
                      31, 1997

       Pages 14-17    Allerton Place Property Audited Statements of Revenue
                      and Certain Operating Expenses for the period from June 1, 1997 (inception) to December 31, 1997

 (b)   Pro Forma Financial Information.

       Pages 18-20    Boddie-Noell Properties, Inc. Unaudited Pro Forma
                      Condensed Consolidated Balance Sheet as of June 30, 1998

       We have presented the unaudited pro forma condensed consolidated balance sheet as of June 30, 1998, as if we had acquired Allerton Place, Summerlyn Place, and Madison Hall on June 30, 1998.

       We do not engage in development activities. Consistent with our prior practice, we do not include apartment communities in pro forma statements of operations until they have reached "stabilized" status. We consider an apartment community to be stabilized when construction or renovation of all buildings has been completed and the property has attained 90% occupancy for a period of 90 days, or for a shorter period acceptable to our lender.

       We have not prepared pro forma condensed consolidated statements of operations for the year ended December 31, 1997, or for the six months ended June 30, 1998, because none of the three communities had reached stabilized status prior to June 30, 1998. The audited statements of revenue and certain operating expenses for these properties included in this Current Report reflect actual operations of these communities prior to reaching stabilzed status. We believe that any attempt to provide meaningful pro forma statements of operations for the year ended December 31, 1997, or for the six months ended June 30, 1998, would not be factually supportable.

         You should read these unaudited statements in conjunction with our Annual Report on Form 10-K for the year ended December 31, 1997, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. We believe the pro forma condensed consolidated financial information provides all adjustments necessary to reflect the effects of these acquisitions.

       No one has audited these pro forma condensed consolidated financial statements. These pro forma statements may not represent what our financial position would have been if we had really acquired Allerton Place, Summerlyn Place, and Madison Hall Apartments on June 30, 1998. In addition, these pro forma statements do not purport to project our financial position at any future date or for any future period.


(c)    Exhibits.

      None.





                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Boddie-Noell Properties, Inc.
                                       (Registrant)



October 29, 1998                       by:   /s/ Pamela B. Novak
                                       ---------------------------------------
                                       Pamela B. Novak
                                       Vice President, Controller and
                                       Chief Accounting Officer

                         Report of Independent Auditors



To the Shareholders of
Boddie-Noell Properties, Inc.


We have audited the accompanying Statement of Revenue and Certain Operating Expenses of Madison Hall Property as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of Madison Hall Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Operating Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Boddie-Noell Properties, Inc. and is not intended to be a complete presentation of Madison Hall Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in
Note 1 of Madison Hall Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

Raleigh, North Carolina
August 21, 1998

                              Madison Hall Property

              Statements of Revenue and Certain Operating Expenses



                                                              Year ended                  Six months ended
                                                              December 31                      June 30
                                                                 1997                 1997                1998
                                                         --------------------------------------------------------------
                                                                                            (Unaudited)
Rental income                                              $     342,465        $      99,544        $     367,456


Certain operating expenses:
   Property operations expense                                   104,544               36,074              126,679
   Insurance                                                      11,221                1,950                5,711
   Property taxes                                                 18,628                4,146               21,279
                                                         --------------------------------------------------------------
Total certain operating expenses                                 134,393               42,170              153,669
                                                         --------------------------------------------------------------
Revenue in excess of certain operating expenses            $     208,072        $      57,374        $     213,787
                                                         ==============================================================



See accompanying notes.

                              Madison Hall Property

          Notes to Statements of Revenue and Certain Operating Expenses

                                December 31, 1997


1. Basis of Presentation

Presented herein are the Statements of Revenue and Certain Operating Expenses related to the operations of an apartment property located in Clemmons, North Carolina.

Madison Hall Property is not a legal entity but rather an apartment property acquired by Boddie-Noell Properties, Inc. The accompanying Statements of Revenue and Certain Operating Expenses includes the accounts of Madison Hall Property which is wholly owned and managed by Hawk Properties, LLC, and not affiliated with Boddie-Noell Properties, Inc. The 128 unit apartment complex contains 86 units that were built during 1996 and 1997 with construction of these units substantially completed in September 1997. The remaining 42 units were originally built in 1977 and renovated during 1997 and 1998 with renovation of these units substantially completed in June 1998. The property was in the start-up phase of operations during 1997.

In accordance with Rule 3-14 of Regulation S-X, the accompanying financial statement is not representative of the actual operations for the year presented as certain operating expenses that may not be comparable to the expenses expected to be incurred by Boddie-Noell Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

2. Significant Accounting Policies

Advertising Expense

Madison Hall Property expenses advertising costs as incurred. Advertising expense included in property operations expense was $43,900 for the year ended December 31, 1997.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

                              Madison Hall Property

    Notes to Statements of Revenue and Certain Operating Expenses (continued)


2. Significant Accounting Policies (continued)

Interim Financial Data

The unaudited financial statements for the six months ended June 30, 1998 and 1997 include all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the revenues and certain operating expenses for such interim periods. Operating results for the six months ended June 30, 1998 are not necessarily indicative of the results to be expected for the entire year ending December 31, 1998.

3. Leases

Madison Hall Property leases its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases are for terms of one year or less. Rental and other revenues are recorded as earned.

4. Environmental Matters

Madison Hall Property has been subjected to Phase I environmental reviews. Such reviews have not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statement.

                         Report of Independent Auditors



To the Shareholders of
Boddie-Noell Properties, Inc.


We have audited the accompanying Statement of Revenue and Certain Operating Expenses of Summerlyn Place Property as described in Note 1 for the period from October 1, 1997 (inception) to December 31, 1997. This financial statement is the responsibility of Summerlyn Place Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Operating Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Boddie-Noell Properties, Inc. and is not intended to be a complete presentation of Summerlyn Place Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in
Note 1 of Summerlyn Place Property for the period from October 1, 1997 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Raleigh, North Carolina
August 20, 1998

                            Summerlyn Place Property

              Statements of Revenue and Certain Operating Expenses



                                                                  Period from
                                                                October 1, 1997     Six months ended
                                                                (inception) to           June 30,
                                                               December 31, 1997           1998
                                                             --------------------------------------------
                                                                                        (Unaudited)
Rental income                                                    $    30,859           $   380,875


Certain operating expenses:
   Property operations expense                                        41,356               122,665
   Insurance                                                             329                 3,785
   Property taxes                                                      8,440                25,323
                                                             --------------------------------------------
Total certain operating expenses                                      50,125               151,773
                                                             --------------------------------------------
Revenue in excess of certain operating expenses                  $   (19,266)          $   229,102
                                                             ============================================



See accompanying notes.

                            Summerlyn Place Property

          Notes to Statements of Revenue and Certain Operating Expenses

                                December 31, 1997


1. Basis of Presentation

Presented herein are the Statements of Revenue and Certain Operating Expenses related to the operations of an apartment property located in Burlington, North Carolina.

Summerlyn Place Property is not a legal entity but rather an apartment property expected to be acquired by Boddie-Noell Properties, Inc. The accompanying Statements of Revenue and Certain Operating Expenses includes the accounts of Summerlyn Place Property which is wholly owned by Summerlyn Place Property Associates, LLC and not affiliated with Boddie-Noell Properties, Inc. Summerlyn Place Property was placed in service and certified for occupancy in October 1997. The construction of the 140 unit apartment complex was completed in 1998, thus the property was in the start-up phase of operations during 1997.

In accordance with Rule 3-14 of Regulation S-X, the accompanying financial statement is not representative of the actual operations for the year presented as certain operating expenses that may not be comparable to the expenses expected to be incurred by Boddie-Noell Properties, Inc. in the proposed future operations of the aforementioned property have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

2. Significant Accounting Policies

Advertising Expense

Summerlyn Place Property expenses advertising costs as incurred. Advertising expense included in property operating expense was $3,400 for the period from October 1, 1997 (inception) to December 31, 1997.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

                            Summerlyn Place Property

    Notes to Statements of Revenue and Certain Operating Expenses (continued)




2. Significant Accounting Policies

Interim Financial Data

The unaudited financial statements for the six months ended June 30, 1998 include all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the revenues and certain operating expenses for such interim period. Operating results for the six months ended June 30, 1998 are not necessarily indicative of the results to be expected for the entire year ending December 31, 1998.

3. Leases

Summerlyn Place Property leases its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases are for terms of one year or less. Rental and other revenues are recorded as earned.

4. Environmental Matters

Summerlyn Place Property has been subjected to Phase I environmental reviews. Such reviews have not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statement.

                         Report of Independent Auditors



To the Shareholders of
Boddie-Noell Properties, Inc.


We have audited the accompanying Statement of Revenue and Certain Operating Expenses of Allerton Place Property as described in Note 1 for the period from June 1, 1997 (inception) to December 31, 1997. This financial statement is the responsibility of Allerton Place Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Operating Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Boddie-Noell Properties, Inc. and is not intended to be a complete presentation of Allerton Place Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in
Note 1 of Allerton Place Property for the period from June 1, 1997 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Raleigh, North Carolina
August 24, 1998

                             Allerton Place Property

              Statements of Revenue and Certain Operating Expenses




                                                             Period from June 1,
                                                             1997 (inception) to      Six months ended
                                                                December 31,              June 30,
                                                                    1997                    1998
                                                           -----------------------------------------------
                                                                                        (Unaudited)
Rental income                                                 $    357,660            $    761,707

Certain operating expenses:
   Property operations expense                                     195,721                 171,608
   Insurance                                                         2,408                   3,393
   Property taxes                                                    3,036                  42,759
                                                           -----------------------------------------------
Total certain operating expenses                                   201,165                 217,760
                                                           -----------------------------------------------
Revenue in excess of certain operating expenses               $    156,495            $    543,947
                                                           ===============================================


See accompanying notes.

                             Allerton Place Property

          Notes to Statements of Revenue and Certain Operating Expenses

                                December 31, 1997


1. Basis of Presentation

Presented herein are the Statements of Revenue and Certain Operating Expenses related to the operations of an apartment property located in Greensboro, North Carolina.

Allerton Place Property is not a legal entity but rather an apartment property acquired by Boddie-Noell Properties, Inc. The accompanying Statement of Revenue and Certain Operating Expenses includes the accounts of Allerton Place Property, which is wholly owned by Pleasant Ridge Associates, LLC and not affiliated with Boddie-Noell Properties, Inc. The first building on the property was placed in service and certified for occupancy in June 1997. The property was in the start-up phase of operations during 1997.

In accordance with Rule 3-14 of Regulation S-X, the accompanying financial statement is not representative of the actual operations for the year presented as certain operating expenses that may not be comparable to the expenses expected to be incurred by Boddie-Noell Properties, Inc. in the proposed future operations of the aforementioned property have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

2. Significant Accounting Policies

Advertising Expense

Allerton Place Property expenses advertising costs as incurred. Advertising expense included in property operations expense was $27,200 for the period from June 1, 1997 (inception) to December 31, 1997.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

                             Allerton Place Property

2. Significant Accounting Policies (continued)

Interim Financial Data

The unaudited financial statements for the six months ended June 30, 1998 include all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the revenues and certain operating expenses for such interim periods. Operating results for the six months ended June 30, 1998 are not necessarily indicative of the results to be expected for the entire year ending December 31, 1998.

3. Leases

Allerton Place Property leases its residential apartments under operating leases with monthly payments due in advance. The majority of the apartment leases are for terms of one year or less. Rental and other revenues are recorded as earned.

4. Environmental Matters

Allerton Place Property has been subjected to Phase I environmental reviews. Such review has not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying financial statement.

BODDIE-NOELL PROPERTIES, INC.
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 1998
(in thousands)

                                                            Pro Forma Adjustments
                                                 ---------------------------------------------
                                                 Madison Hall     Summerlyn       Allerton
                                                  Acquisition       Place           Place
                                   Historical                    Acquisition     Acquisition     Pro Forma
                                 --------------- -------------- --------------- -------------- --------------
                                      (A)             (B)            (C)             (D)
Assets
Real estate assets, net                $169,692         $6,356         $10,389        $16,025       $202,462
Cash and cash equivalents                 1,723           (494)            116           (191)         1,155
Other current assets                      1,907             26              17             30          1,980
Investment in and advances
  to Management Company                     424              -               -              -            424
Notes receivable                          2,271              -               -              -          2,271
Intangible related to
  Management operations                   2,537              -               -              -          2,537
Deferred financing costs, net               829             45              75            110          1,059
                                 --------------- -------------- --------------- -------------- --------------
Total Assets                           $179,382         $5,933         $10,597        $15,975       $211,887
                                 =============== ============== =============== ============== ==============

Liabilities and
Shareholders' Equity
Mortgage and other
  notes payable                        $100,994         $4,745          $9,145        $14,470       $129,354
Accounts payable and other
  accrued expenses                        2,046             88             144            213          2,492
Consideration due for
  acquisitions                            2,600            550               -              -          3,150
                                 --------------- -------------- --------------- -------------- --------------
                                        105,640          5,383           9,289         14,683        134,996
Minority interest in
  Operating Partnership                  15,090            550           1,308          1,291         18,239
Shareholders' equity                     58,652              -               -              -         58,652
                                 --------------- -------------- --------------- -------------- --------------
Total liabilities and
  shareholders equity                  $179,382         $5,933         $10,597        $15,975       $211,887
                                 =============== ============== =============== ============== ==============


See accompanying notes.

BODDIE-NOELL PROPERTIES, INC.
-------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED BALANCE SHEET


(A) Reflects our historical balance sheet contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(B) Reflects the acquisition of Madison Hall Apartments. We estimate the cost of the Madison Hall acquisition as follows:

We issued 36,667 Operating Partnership units at $15.00 per
   unit to former members of Hawk Properties, LLC                  $   550,000
We will issue an additional 36,666 Operating Partnership
   units at $15.00 to former members of Hawk Properties,
   LLC, in August 1999                                                 550,000
We made cash payments to retire existing mortgages and other
   liabilities related to Madison Hall                               5,150,000
Other costs (estimated)                                                106,000
                                                              -----------------
                                                                   $ 6,356,000
                                                              =================

We financed the Madison Hall acquisition with net proceeds from a $4,245,000 fixed-rate note secured by a deed of trust and assignment of rents of Madison Hall Apartments. The note payable provides for interest at 6.65% payable in monthly installments of interest only of approximately $24,000 and matures in August 2008. The balance of funds required for the acquisition came from operating cash and draws on our revolving line of credit.

The community contains 128 apartment units. 86 units were built in 1996 and 1997, with construction of these units substantially completed in September 1997. The remaining 42 units were originally built in 1977 and were significantly renovated during late 1997 and 1998, with renovation of these units substantially completed in June 1998. During the renovation these units were removed from service. We allocated the estimated purchase cost as follows:

Land                                                              $    303,000
Buildings and improvements                                           5,829,000
Fixtures, equipment and floor coverings                                224,000
                                                              -----------------
                                                                  $  6,356,000
                                                              =================

(C) Reflects the acquisition of Summerlyn Place Apartments. We estimate the cost of the Summerlyn Place acquisition as follows:

We issued 100,588 Operating Partnership units at $13.00
   per unit to former members of Summerlyn Place
   Associates, LLC                                                 $ 1,308,000
We made cash payments to retire existing mortgages and
   other liabilities related to Summerlyn Place                      8,917,000
Other costs (estimated)                                                164,000
                                                              -----------------
                                                                   $10,389,000
                                                              =================

We financed the Summerlyn Place acquisition with net proceeds from a $6,645,000 fixed-rate note secured by a deed of trust and assignment of rents of Summerlyn Place Apartments. The note payable provides for interest at 6.64% payable in monthly installments of interest only of approximately $37,000 and matures in September 2008. The balance of funds required for the acquisition came from operating cash and draws on our revolving line of credit.

The community contains 140 apartment units built in 1997 and 1998. Construction of the apartment buildings was substantially completed in June 1998. We allocated the estimated purchase cost as follows:

Land                                                               $   837,000
Buildings and improvements                                           9,133,000
Fixtures, equipment and floor coverings                                419,000
                                                              -----------------
                                                                   $10,389,000
                                                              =================

(D) Reflects the acquisition of Allerton Place Apartments. We estimate the cost of the Allerton Place acquisition as follows:

We issued 99,334 Operating Partnership units at $13.00
   per unit to certain former members of Pleasant
   Ridge Associates, LLC                                           $ 1,291,000
We made cash payments to certain former members of
   Pleasant Ridge Associates LLC                                     1,436,000
We made cash payments to retire existing mortgages
   and other liabilities related to Allerton Place                  13,073,000
Other costs (estimated)                                                225,000
                                                              -----------------
                                                                   $16,025,000
                                                              =================

We financed the Allerton Place acquisition with net proceeds from a $10,270,000 fixed-rate note secured by a deed of trust and assignment of rents of Allerton Place Apartments. The note payable provides for interest at 6.35% payable in monthly installments of interest only of approximately $54,000 and matures in September 2008. The balance of funds required for the acquisition came from operating cash and draws on our revolving line of credit.

The community contains 228 apartment units built in 1997 and 1998. Construction of the apartment buildings was substantially completed in July 1998. We allocated the estimated purchase cost as follows:

Land                                                               $ 1,384,000
Buildings and improvements                                          13,422,000
Fixtures, equipment and floor coverings                              1,219,000
                                                              -----------------
                                                                   $16,025,000
                                                              =================



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